Exhibit 10.15

Execution Version

INCREMENTAL AGREEMENT AND REAFFIRMATION

dated as of September 4, 2020,

among

GBT GROUP SERVICES B.V.,

as the Borrower,

GBT UK TOPCO LIMITED,

as a Loan Party,

GBT III B.V.,

as a Loan Party,

THE OTHER LOAN PARTIES PARTY HERETO,

THE LENDERS PARTY HERETO,

and

MORGAN STANLEY SENIOR FUNDING, INC.,

as Administrative Agent and Collateral Agent

INCREMENTAL AGREEMENT AND REAFFIRMATION

This INCREMENTAL AGREEMENT AND REAFFIRMATION, dated as of September 4, 2020 (this “Agreement”), is entered into by and among GBT GROUP SERVICES B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) in Amsterdam, The Netherlands and its registered office address at Hoogoorddreef 15 Atlas-Arena, 1101 BA Amsterdam, The Netherlands and registered with the Dutch Commercial Register (Handelsregister) under number 72308885, as the borrower (the “Borrower”), GBT III B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) in Amsterdam, The Netherlands and its registered office address at Hoogoorddreef 15 Atlas-Arena, 1101 BA Amsterdam, The Netherlands and registered with the Dutch Commercial Register (Handelsregister) under number 59194731 (the “Dutch Parent”), GBT UK TOPCO LIMITED, a private limited company incorporated in England and Wales with company registration number 12341105 (“UK TopCo”), the other LOAN PARTIES (as defined in the Credit Agreement (as defined below)) party hereto, each TRANCHE B TERM LENDER (as defined below) party hereto, and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Collateral Agent (as such terms are defined in the Credit Agreement).

RECITALS:

WHEREAS, reference is made to the Credit Agreement, dated as of August 13, 2018 (as amended by that certain Amendment, Consent and Waiver Agreement, dated as of December 5, 2019, as supplemented by that certain Joinder Agreement, dated as of December 9, 2019, and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Agreement, the “Credit Agreement”), among the Borrower, the Dutch Parent, UK TopCo, the lenders and L/C issuers from time to time party thereto, the Administrative Agent and the Collateral Agent (capitalized terms used but not defined herein having the respective meanings assigned thereto in the Credit Agreement);

WHEREAS, pursuant to Section 2.14 of the Existing Credit Agreement, (i) the Borrower wishes to incur Incremental Term Loans in an aggregate principal amount of $400,000,000 in the form of a new Class of tranche B Term Loans (the “Tranche B Term Loans”; the commitments in respect of such Tranche B Term Loans, the “Tranche B Term Commitments”; the Lenders with Tranche B Term Commitments, the “Tranche B Term Lenders”), which will be made available on the Incremental Facility Closing Date (as defined below), subject to the terms and conditions hereof, and which Tranche B Term Loans shall constitute Term Loans for all purposes of the Credit Agreement and the other Loan Documents, and (ii) each Person identified on Schedule 2.01(c) attached hereto wishes to become party to the Credit Agreement as an Additional Lender and a Tranche B Term Lender;

WHEREAS, contemporaneously with the effectiveness of the Tranche B Term Commitments on the Incremental Facility Closing Date and pursuant to Section 2.14 of the Existing Credit Agreement, the Borrower wishes to make certain amendments to the Existing Credit Agreement to provide for the incurrence of the Tranche B Term Loans; and

WHEREAS, this Agreement constitutes an “Incremental Agreement” for all purposes under the Credit Agreement and the other Loan Documents, and the Borrower is hereby notifying the Administrative Agent that it is requesting the establishment of Incremental Term Loans pursuant to Section 2.14 of the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Existing Credit Agreement Amendments. Effective as of the Incremental Facility Closing Date, the Existing Credit Agreement is hereby amended as follows:
(a)

The Existing Credit Agreement is amended and supplemented by attaching thereto Schedule 2.01(c) hereto, which sets forth the Tranche B Term Commitments of each of the Tranche B Term Lenders as of the Incremental Facility Closing Date.

(b)	Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new defined terms in their correct alphabetical order:

“Initial Term Loan Repayment Amount” has the meaning specified in Section 2.07(a)(i).

“Liquidity” means, at any time of determination, an amount equal to the sum of (a) the aggregate amount of unrestricted Cash and Cash Equivalents of UK TopCo and its Restricted Subsidiaries (it being understood that such amount shall include any such cash and Cash Equivalents constituting a Cure Amount), plus (b) the Available Revolving Credit Commitment at such time, the conditions for the availability of which (including pro forma compliance with the Financial Covenant, if applicable, after giving effect to any utilization thereof) would be satisfied at such time (other than with respect to the delivery of a Committed Loan Notice); provided that the Available Revolving Credit Commitment on any date after the 90th day prior to the Maturity Date of the Revolving Credit Facility shall be deemed to be zero, plus (c) the aggregate amount of proceeds to be received by GBT JerseyCo Limited (or other applicable Parent Entity) pursuant to the Shareholder Commitment Letters in full force and effect at such time, to the extent that (i) Drawdown Notice(s) (as defined in the applicable Shareholder Commitment Letter(s)) for such amounts have been delivered by GBT JerseyCo Limited (or other applicable Parent Entity) to each applicable Shareholder (as defined in the applicable Shareholder Commitment Letter(s)), (ii) such Drawdown Notice(s) have not been contested or disputed by the applicable Shareholder, and (iii) GBT JerseyCo Limited (or other applicable Parent Entity party to the applicable Shareholder Commitment Letter(s), if such Parent Entity is not a Loan Party) has agreed in writing with GBT to make a direct or indirect equity investment in GBT equal to such amount in cash in the form of common Equity Interests (or other Qualified Equity Interests reasonably acceptable to the Administrative Agent) or otherwise to make cash contributions equal to such amount to the capital of GBT in all cases within one (1) Business Day of receipt of such funds (and if not so made on such date, such amounts shall not be counted hereunder).

“Loan Party Unrestricted Cash” means, as of any time of determination, the aggregate amount of unrestricted Cash and Cash Equivalents held in demand accounts, deposit accounts, securities accounts and other bank accounts of the Borrower and the Guarantors (which accounts are subject to control agreements to the extent required at such time pursuant to the Agreed Security Principles and relevant Collateral Documents) to the extent that the use of such Cash and Cash Equivalents for application to payment of the Obligations is not prohibited by applicable law or any contract or other agreement binding on GBT or any

Subsidiary, and such Cash and Cash Equivalents are free and clear of all Liens (other than Liens permitted by Section 7.01).

“Prepayment Premium” has the meaning specified in Section 2.05(a).

“Shareholder Commitment Letter” means (a) that certain shareholder commitment letter, dated August 25, 2020, between GBT JerseyCo Limited, an indirect Parent Entity of the Borrower, and Juweel as in effect on the Tranche B Incremental Facility Closing Date, (b) that certain shareholder commitment letter, dated August 25, 2020, between GBT JerseyCo Limited, an indirect Parent Entity of the Borrower, and American Express Travel Holdings Netherlands Coöperatief U.A. as in effect on the Tranche B Incremental Facility Closing Date and/or (c) any other shareholder commitment letter reasonably satisfactory to the Required Lenders entered into from time to time between a Parent Entity of the Borrower and one or more Permitted Holders pursuant to which such Permitted Holder(s) have committed, subject only to the conditions set forth therein, to invest or cause to be invested in the equity capital of such Parent Entity, in each case of clauses (a) through (c) above, as such shareholder commitment letter may be amended, restated, modified, replaced or extended from time to time on terms and conditions that are either reasonably satisfactory to the Required Lenders or not materially adverse to the interests of the Lenders in connection with the Transactions, when taken as a whole, as compared to such shareholder commitment letter as in effect prior to such time (as reasonably determined by the Borrower); provided that the Borrower shall promptly provide to counsel to the Tranche B Term Lenders copies of any amendments, modifications and extensions to such shareholder commitment letter.

“Tranche B Incremental Agreement” means that certain Incremental Agreement and Reaffirmation, dated as of the Tranche B Incremental Facility Closing Date, among the Borrower, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent and the Tranche B Term Lenders party thereto.

“Tranche B Incremental Facility Closing Date” means September 4, 2020.

“Tranche B Incremental Closing Payment Letter” means that certain Closing Payment Letter dated as of the Tranche B Incremental Facility Closing Date between the Borrower and HPS Investment Partners, LLC.

“Tranche B Term Commitments” has the meaning assigned to such term in the Tranche B Incremental Agreement.

“Tranche B Term Facility” means the Tranche B Term Commitments and the Tranche B Term Loans made hereunder.

“Tranche B Term Lender” means a Lender with a Tranche B Term Commitment or an outstanding Tranche B Term Loan.

“Tranche B Term Loan Repayment Amount” has the meaning specified in Section 2.07(a)(ii).

“Tranche B Term Loans” has the meaning assigned to such term in the

Tranche B Incremental Agreement.

(c)

The definition of “Adjusted Eurocurrency Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing the proviso thereto in its entirety with “provided that in no event shall the Adjusted Eurocurrency Rate be less than (x) 1.00% per annum for Tranche B Term Loans and (y) 0.00% per annum for all other purposes of this Agreement.”

(d)	Clause (a) of the definition of “Applicable Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)(i) with respect to Initial Term Loans, (x) 2.50% for Eurocurrency Rate Loans and (y) 1.50% for Base Rate Loans, and (ii) with respect to Tranche B Term Loans, (x) 6.50% for Eurocurrency Rate Loans and (y) 5.50% for Base Rate Loans; and”

(e)	The definition of “Class” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Class,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Credit Loans, Initial Term Loans, Tranche B Term Loans, other Incremental Term Loans (of a Class), Extended Term Loans (of the same Extension Series) or Extended Revolving Credit Loans (of the same Extension Series) (and any related swing line loans thereunder), and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, a Term Commitment for Initial Term Loans, a Tranche B Term Commitment, any other Incremental Term Loan Commitment (of a Class) or an Extended Revolving Credit Commitment (of the same Extension Series) (and any related swing line commitment thereunder) and when used in reference to any Lender, refers to whether such Lender has a Loan or Commitment of such Class.”

(f)	The definition of “Commitment” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Commitment” means, with respect to each Lender (to the extent applicable), such Lender’s Term Commitment for Initial Term Loans, Tranche B Term Commitment, any other Incremental Term Loan Commitment, Revolving Credit Commitment, Extended Revolving Credit Commitment or any combination thereof (as the context requires).”

(g)

The definition of “Excluded Taxes” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by (x) replacing the reference therein to “and (e)” with a reference to “, (e)”, and (y) replacing the reference therein to “.” at the end of clause (e) thereof with the following language:

“, and (f) with respect to any Tranche B Term Lender and any Obligations in respect of the Tranche B Term Facility, any Tax pursuant to the Dutch Withholding Tax Act 2021 (Wet bronbelasting 2021) substantially in the form as published in the Official Gazette (Staatsblad) Stb. 2019, 513 of December 27, 2019 or any amended or successor version thereof that is substantively comparable and not materially more onerous to comply with; provided that, in the case of any Person that becomes a Tranche B Term Lender after the Tranche B Incremental Facility Closing Date or changes its Applicable Lending Office after the Tranche B Incremental Facility Closing Date, this clause (f) shall also give effect to any amended or successor version thereof that is in effect on the date such Person so becomes a Tranche B Term Lender or so changes its Applicable Lending Office solely with respect to such Person in its capacity as a Tranche B Term Lender and any Obligations owed or owing to such Person from time to time in respect of the Tranche B Term Facility.”

(h)

Clause (b) of the definition of “Maturity Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing the reference therein to the defined term “Term Loans” with a reference to “the Initial Term Loans and the Tranche B Term Loans”.

(i)	The definition of “Repayment Amount” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Repayment Amount” means any Initial Term Loan Repayment Amount, any Tranche B Term Loan Repayment Amount, an Extended Term Loan Repayment Amount with respect to any Extension Series and the amount of any installment of Incremental Term Loans scheduled to be repaid on any date.”

(j)

The definition of “Required Lenders” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by (x) inserting a reference to “, Tranche B Term Commitments and any other Incremental Term Loan Commitments” immediately following the reference to the defined term “Term Commitments” in clause (b) of such definition, and (y) inserting a reference to “, the unused Tranche B Term Commitment, any other unused Incremental Term Loan Commitment” immediately following the reference to the defined term “Term Commitment” in the proviso to such definition.

(k)	The definition of “Term Borrowing” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Borrowing” means a Borrowing in respect of any Class of Term Loans.”

(l)	The definition of “Term Lender” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Lender” means, at any time, any lender that has a Term Commitment, a Tranche B Term Commitment, any other Incremental Term Loan Commitment, an Initial Term Loan, a Tranche B Term Loan, any other Incremental Term Loan or an Extended Term Loan at such time.”

(m)	The definition of “Term Loan” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Loan” means an Initial Term Loan, a Tranche B Term Loan, any other Incremental Term Loan or any Extended Term Loan, as applicable.”

(n)	Section 2.02(e) of the Existing Credit Agreement is hereby amended by replacing the reference therein to “ten (10)” with a reference to “twelve (12)”.

(o)	The last sentence of Section 2.05(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding the foregoing provisions of this Section 2.05(a) or anything in this Agreement or any other Loan Document to the contrary, in the event that, prior to the third anniversary of the Tranche B Incremental Facility Closing Date, the Tranche B Term Loans are repaid or prepaid for any reason (including as a result of any mandatory prepayments, voluntary prepayments, payments made following acceleration of the Loans or after an Event of Default), the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Tranche B Term Lenders, the applicable premium set forth in the table below of the amount of the Tranche B Term Loans being repaid or prepaid, which amounts shall be earned, due and payable on the date such prepayment is consummated (such amounts, the “Prepayment Premium”); provided that the applicable premium shall not apply to Tranche B Term Loan Repayment Amounts made by Borrower pursuant to Section 2.07(a)(ii) and mandatory prepayments made by Borrower pursuant to Section 2.05(b)(i):

Relevant Period	Prepayment Premium

Prior to the first anniversary of the Tranche B Incremental Facility Closing Date:	3.50%

On or after the first anniversary of the Tranche B Incremental Facility Closing Date and prior to the second anniversary of the Tranche B Incremental Facility Closing Date:	2.50%

On or after the second anniversary of the Tranche B Incremental Facility Closing Date and prior to the third anniversary of the Tranche B Incremental Facility Closing Date:	1.50%”

If the Tranche B Term Loans are accelerated or otherwise become due prior to their maturity date, in each case, as a result of an Event of Default (including upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law)), the amount of principal of and premium on the Tranche B Term Loans that becomes due and payable shall equal 100% of the principal amount of the Tranche B Term Loans plus the Prepayment Premium in effect on the date of such acceleration or such other prior due date, as if such acceleration or other occurrence were a voluntary prepayment of the Tranche B Term Loans accelerated or otherwise becoming due.  Without limiting the generality of the foregoing, it is understood and agreed that if the Tranche B Term Loans are accelerated or otherwise become due prior to their maturity date, in each case, in respect of any Event of Default (including upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law)), the Prepayment Premium applicable with respect to a voluntary prepayment of the Tranche B Term Loans will also be due and payable on the date of such acceleration or such other prior due date as though the Tranche B Term Loans were voluntarily prepaid as of such date and shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the Borrower and the Tranche B Term Lenders as to a reasonable calculation of each Tranche B Term Lender’s loss as a result thereof.  Any premium payable to a Tranche B Term Lender pursuant to this Section 2.05(a) shall be presumed to be the liquidated damages sustained by such Tranche B Term Lender and the Borrower agrees that it is reasonable under the circumstances currently existing.  THE BORROWER EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE PREPAYMENT PREMIUM IN CONNECTION WITH ANY SUCH ACCELERATION. The Borrower expressly agrees (to the fullest extent it may lawfully do so) that: (A) the Prepayment Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Prepayment Premium shall be payable to the Tranche B Term Lenders notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Tranche B Term Lenders and the Borrower giving specific consideration in the transactions contemplated by the Tranche B Incremental Agreement for such agreement to pay the Prepayment Premium; and (D) the Borrower shall be estopped hereafter from claiming differently than as agreed to with the Tranche B Term Lenders in this paragraph.”

(p)

Each of Sections 2.05(b)(i), 7.03(t), 7.03(cc) and 7.03(dd) of the Existing Credit Agreement are hereby amended by inserting a reference to “and the Tranche B Term Loans” immediately following each reference therein to the defined term “Initial Term Loans”.

(q)

Section 2.05(b)(iv) of the Existing Credit Agreement is hereby amended by replacing each reference contained therein to “Term Loan Repayment Amounts” with a reference to “Initial Term Loan Repayment Amounts and Tranche B Term Loan Repayment Amounts”.

(r)	Section 2.07(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)Term Loans.  Subject to adjustment, as applicable, as a result of (x) the application of prepayments in accordance with Section 2.05 and (y) necessary technical adjustments in connection with the Incurrence of Incremental Term Loans, in each case, solely to the extent of any such amounts are applied to the prepayment of the applicable Class of Term Loans referred to below, the Borrower shall repay to the Administrative Agent for the ratable account of the applicable Class of Term Lenders referred to below on each date set forth below in the principal amount (each amount, a “Term Loan Repayment Amount”) equal to:

(i)With respect to the Initial Term Loans for the ratable account of the Initial Term Lenders:  (x) the outstanding principal amount of Initial Term Loans made to the Borrower on the Closing Date multiplied by (y) the percentage set forth below opposite such date (and with a final installment due on the Maturity Date in an amount equal to the remaining unpaid principal balance of the Initial Term Loans) (each amount, an “Initial Term Loan Repayment Amount”); provided, further, that, if such day is not a Business Day, such payments shall be made on the immediately preceding Business Day:

Date	Initial Term Loan Repayment Amount
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
March 31, 2020	0.25%
June 30, 2020	0.25%
September 30, 2020	0.25%
December 31, 2020	0.25%
March 31, 2021	0.25%
June 30, 2021	0.25%
September 30, 2021	0.25%
December 31, 2021	0.25%
March 31, 2022	0.25%
June 30, 2022	0.25%
September 30, 2022	0.25%
December 31, 2022	0.25%
March 31, 2023	0.25%
June 30, 2023	0.25%
September 30, 2023	0.25%
December 31, 2023	0.25%
March 31, 2024	0.25%
June 30, 2024	0.25%
September 30, 2024	0.25%
December 31, 2024	0.25%
March 31, 2025	0.25%
June 30, 2025	0.25%
Maturity Date	Remainder

(ii)With respect to the Tranche B Term Loans for the ratable account of the Tranche B Term Lenders: (x) the outstanding principal amount of Tranche B Term Loans made to the Borrower on the Tranche B Incremental Facility Closing Date multiplied by (y) the percentage set forth below opposite such date (and with a final installment due on the Maturity Date in an amount equal to the remaining unpaid principal balance of the Tranche B Term Loans) (each amount, a “Tranche B Term Loan Repayment Amount”); provided, further, that, if such day is not a Business Day, such payments shall be made on the immediately preceding Business Day:

Date	Tranche B Term Loan Repayment Amount
December 31, 2020	0.25%
March 31, 2021	0.25%
June 30, 2021	0.25%
September 30, 2021	0.25%
December 31, 2021	0.25%
March 31, 2022	0.25%
June 30, 2022	0.25%
September 30, 2022	0.25%
December 31, 2022	0.25%
March 31, 2023	0.25%
June 30, 2023	0.25%
September 30, 2023	0.25%
December 31, 2023	0.25%
March 31, 2024	0.25%
June 30, 2024	0.25%
September 30, 2024	0.25%
December 31, 2024	0.25%
March 31, 2025	0.25%
June 30, 2025	0.25%
Maturity Date	Remainder”

(s)	Section 2.09(b) of the Existing Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

“The Borrower and Tranche B Term Lenders agree that the Tranche B Term Loans are issued with the original issue discount specified in the Tranche B Incremental Closing Payment Letter and such original issue discount shall constitute principal for all purposes under the Loan Documents.”

(t)

Section 2.14(c)(A) of the Existing Credit Agreement is hereby amended by (x) inserting a reference to “or the Tranche B Term Loans” immediately following the reference to the defined term “Initial Term Loans” in subclause (iii) thereof, and (y) inserting a reference to “or the remaining Tranche B Term Loan” immediately following the reference to the defined term “Initial Term Loan” in subclause (iv) thereof.

(u)	Section 2.15(a)(i) of the Existing Credit Agreement is hereby amended by inserting a reference to “the applicable provisions of” immediately before the reference therein to “Section 2.07(a)”.
(v)

Section 2.15(c) of the Existing Credit Agreement is hereby amended by replacing the reference contained therein to “Section 2.07(a) or the applicable Incremental Agreement or Extension Agreement” with a reference to “the applicable provisions of Section 2.07(a) or the applicable Incremental Agreement or Extension Agreement, as the case may be,”.

(w)	Article VII of the Existing Credit Agreement is hereby amended by inserting the following new Section 7.16 at the end thereof:

“Section 7.16. Minimum Liquidity.  Permit the aggregate amount of Liquidity to be less than $200,000,000 for any period of five (5) consecutive Business Days; provided that at least $150,000,000 of such $200,000,000 minimum Liquidity amount shall be Loan Party Unrestricted Cash.”

2.

Tranche B Term Loans. Subject to the terms and conditions set forth herein, each Tranche B Term Lender severally agrees to make Tranche B Term Loans to the Borrower in a single borrowing in Dollars on the Incremental Facility Closing Date in a principal amount equal to such Tranche B Term Lender’s Tranche B Term Commitment. Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein and in the Credit Agreement. Amounts borrowed pursuant to this Agreement and repaid or prepaid may not be reborrowed. The Tranche B Term Loans shall be subject to the following terms and conditions:

(a)	Ratings. Unless otherwise mutually agreed between the Borrower and the Tranche B Term Lenders, Section 6.18(i) of the Existing Credit Agreement shall not apply to the Tranche B Term Facility.
(b)

Use of Proceeds. The Borrower shall use the proceeds of the Tranche B Incremental Term Loans made on the Tranche B Incremental Facility Closing Date for ongoing working capital requirements of GBT and its Subsidiaries and for general corporate purposes (including to fund Permitted Acquisitions or any other acquisitions not prohibited by the Loan Documents).

(c)

Reimbursement of Expenses. Notwithstanding anything to the contrary in any Loan Document, the Loan Parties’ obligations to pay for or reimburse the costs and expenses of the Tranche B Term Lenders associated with the preparation, execution and delivery of this Agreement and the other Loan Documents entered into in connection with or pursuant to this Agreement shall be subject to the limitations set forth in the Tranche B Incremental Closing Payment Letter.

(d)

Assignments. Notwithstanding anything to the contrary in Section 10.07(b)(i) of the Credit Agreement, the Borrower’s prior written consent (such consent not to be unreasonably withheld or delayed) shall be required for any assignment of any Tranche B Term Loan or Tranche B Term Commitment except for (i) assignments to HPS Investment Partners, LLC, an Affiliate of HPS Investment Partners, LLC or an Approved Fund that is administered, advised or managed by HPS Investment Partners, LLC or any of its Affiliates, (ii) an assignment of any funded Tranche B Term Loan, if the Borrower has not responded to a written notice requesting consent within ten Business Days of receipt thereof and/or (iii) if a Specified Event of Default has occurred and is continuing, assignments to any Assignee that is not an Ineligible Institution.

(e)

Other Terms Generally. On and after the Incremental Facility Closing Date, except as otherwise set forth in this Agreement or in the Credit Agreement as amended pursuant hereto: (i) for all purposes under the Credit Agreement and the other Loan Documents, the Tranche B Term Loans shall constitute “Term Loans” and shall have the same terms as the Initial Term Loans outstanding on the Incremental Facility Closing Date and shall be treated for purposes of voluntary and mandatory prepayments and all other terms as Initial Term Loans under the Existing Credit Agreement (it being understood that the Tranche B Term Loans shall constitute a separate Class of Term Loans from the Initial Term Loans under the Credit Agreement), and (ii) each Tranche B Term Lender shall be deemed to be, and shall have all rights of, a “Term Lender” under the Credit Agreement and the other Loan Documents.

3.

Incremental Facility Closing Date Conditions. This Agreement and the Tranche B Term Commitments will become effective on the first Business Day (the “Incremental Facility Closing Date”) on which each of the following conditions have been satisfied (or waived by the Tranche B Term Lenders) and the obligation of each Tranche B Term Lender to make its Tranche B Term Loans hereunder shall be subject only to the satisfaction (or waiver) of such conditions:

(a)

the Administrative Agent (or its counsel) shall have received from each of the Borrower, the other Loan Parties party hereto and the Tranche B Term Lenders, either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Agreement) that such party has signed a counterpart to this Agreement;

(b)

the Administrative Agent shall have received for each Loan Party a certificate of the secretary, assistant secretary, director, managing director (where applicable) or other authorized signatory of such Loan Party dated as of the Incremental Facility Closing Date, certifying:

(i)

as to copies of each Organizational Document of such Loan Party certified, to the extent customary in the applicable jurisdiction, as of a recent date by the applicable Governmental Authority of such Loan Party’s jurisdiction of incorporation, organization or formation, as applicable, being in full force and effect without modification or amendment;

(ii)

as to copies of signature and incumbency certificates of the Responsible Officers or other authorized signatories of such Loan Party executing this Agreement and any other Loan Documents to be executed by such Loan Party in connection herewith being in full force and effect without modification or amendment;

(iii)

as to copies of resolutions (or excerpts thereof) of the Board of Directors or similar governing body or the shareholders or a certificate of a director of such Loan Party, to the extent applicable or customary in the relevant jurisdiction (x) approving and authorizing (or evidencing the approval and authorization of) the execution, delivery (to the extent applicable) and performance of this Agreement and any other Loan Documents to be executed by such Loan Party in connection herewith and the guarantees of the Obligations and the security granted therefor, and (y) in the case of the Borrower, the extensions of credit contemplated hereby and incurrence of the other Obligations in connection herewith being in full force and effect without modification or amendment;

(iv)

as to copies of a good standing certificate (to the extent available, or such other customary functionally equivalent certificates, in each case, if customary in the applicable jurisdiction) of such Loan Party as of a recent date, from the applicable Governmental Authority of such Loan Party’s jurisdiction of incorporation, organization or formation, as applicable, being in full force and effect without modification or amendment; and

(v)	in the case of the Loan Parties (other than the U.S. Loan Parties), that the borrowing, guarantee, or granting of Liens with respect to the Tranche B Term

Loans or any of the other Obligations would not cause any borrowing, guarantee, security or similar limit binding on such Loan Party to be exceeded;

(c)	the Administrative Agent shall have received a Committed Loan Notice relating to the borrowing of the Tranche B Term Loans;
(d)

the Administrative Agent and the Tranche B Term Lenders shall have received the following opinions dated as of the Incremental Facility Closing Date (or from such other counsel in any jurisdiction identified below as is reasonably acceptable to the Administrative Agent and the Tranche B Term Lenders), in each case, addressed to the Administrative Agent and the Tranche B Term Lenders, in form and substance reasonably satisfactory to the Administrative Agent and the Tranche B Term Lenders and covering such matters relating to the Loan Parties and this Agreement as the Administrative Agent or the Tranche B Term Lenders shall reasonably request prior to the Incremental Facility Closing Date:

(i)	Loyens & Loeff, as Dutch counsel for the Loan Parties;
(ii)	Skadden, Arps, Slate, Meagher & Flom (UK) LLP, as special English counsel to the Loan Parties; and
(iii)	Skadden, Arps, Slate, Meagher & Flom LLP, as special New York counsel to the Loan Parties;
(e)

all fees required to be paid on the Incremental Facility Closing Date pursuant to this Agreement and the Tranche B Incremental Closing Payment Letter, and reasonable and documented out-of-pocket expenses required to be paid on the Incremental Facility Closing Date pursuant to this Agreement and the Tranche B Incremental Closing Payment Letter, to the extent invoiced at least three (3) Business Day prior to the Incremental Facility Closing Date (except as otherwise agreed by the Borrower) shall, substantially concurrently with the borrowing of the Tranche B Term Loans, have been paid (which amounts may, at the Borrower's option, be offset against the proceeds of such borrowing);

(f)

the representations and warranties of the Borrower and each other Loan Party contained in Section 5 below shall be true and correct in all material respects on and as of the Incremental Facility Closing Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(g)	no Default or Event of Default shall exist, or would result from the Credit Extensions proposed to be made on the Incremental Facility Closing Date or from the application of the proceeds therefrom;
(h)

the Tranche B Term Lenders shall have received all documentation and other information about the Borrower and the Guarantors as has been reasonably requested by the Tranche B Term Lenders in writing at least five (5) days prior to the Incremental Facility Closing Date that the Tranche B Term Lenders reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act;

(i)

the Administrative Agent and the Tranche B Term Lenders shall have received a certificate, dated the Incremental Facility Closing Date and signed by a Responsible Officer of the Borrower confirming the applicable requirements of Sections 3(f) and 3(g) above have been satisfied as of the Incremental Facility Closing Date; and

(j)	the Borrower shall have delivered to certain Tranche B Term Lenders a counterpart of a VCOC letter agreement in form and substance satisfactory to such Tranche B Term Lenders.

For purposes of determining compliance with the conditions specified in this Section 3, each Tranche B Term Lender as of the Incremental Facility Closing Date shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Tranche B Term Lender unless the Administrative Agent shall have received written notice from such Tranche B Term Lender prior to the Incremental Facility Closing Date specifying its objection thereto.

4.	Conditions Subsequent.
(a)

Immediately following the effectiveness of this Agreement, each of the Loan Parties party hereto and the Tranche B Term Lenders party hereto agree to execute and deliver to the Administrative Agent on the date hereof a counterpart of an Amendment Agreement to the Credit Agreement signed on behalf of such party.

(b)

Within 20 Business Days of the Incremental Facility Closing Date (or such later date as agreed by the Administrative Agent), UK Topco shall procure that the articles of Farnborough Limited and Hogg Robinson Money Matters Limited are amended in such manner as the Administrative Agent shall require (acting reasonably) in order to remove any restrictions on granting and/or enforcing security in respect of the relevant shares in Farnborough Limited and Hogg Robinson Money Matters Limited forming part of the Collateral.

5.	Representations and Warranties. On the Incremental Facility Closing Date, each Loan Party hereby represents and warrants to the Agents and the Tranche B Term Lenders that:
(a)

such Loan Party is duly incorporated, organized or formed, as applicable, and validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to execute, deliver and perform its obligations under this Agreement;

(b)

the execution, delivery and performance by such Loan Party of this Agreement and the consummation by such Loan Party of the transactions contemplated hereby are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not (i) conflict with or contravene the terms of any of such Person’s Organizational Documents, (ii) result in any breach or contravention of, or the creation of any Lien under (other than under the Loan Documents and other Liens permitted by the Credit Agreement), (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach, contravention or violation (but not creation of Liens) referred to in clause (ii) or (iii), to the extent that such conflict, breach, contravention or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(c)

no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (i) the execution, delivery or performance by, or enforcement against, such Loan Party of this Agreement, or (ii) the grant by such Loan Party of the Liens granted by it pursuant to the Collateral Documents or the perfection of the Liens created under the Collateral Documents, except for (x) filings, registrations or other Perfection Requirements necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Collateral Agent for the benefit of the Secured Parties, (y) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been (A) duly obtained, taken, given or made and are in full force and effect or (B) set out as qualifications or reservations in any legal opinions delivered in connection with this Agreement and/or the other Loan Documents, and (z) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(d)

such Loan Party has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, liquidation, reconstruction, moratorium or other laws affecting creditors’ rights generally, (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought, (iii) the making or the procuring of the appropriate registration, filings, endorsements, notarizations, stampings or notifications of the Loan Documents as specifically contemplated by the relevant Loan Document, (iv) the time barring of claims under applicable law and defences of set-off or counterclaim, and/or (v) any matters which are set out as qualifications or reservations in any legal opinions delivered to the Secured Parties under or in connection with this Agreement and/or the other Loan Documents; and

(e)

immediately after giving effect to the Incremental Facility Closing Date and the incurrence of the Tranche B Term Loans, (i) the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects; provided that, any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects and (ii) no Default exists or will result from the consummation of this Agreement and the transactions contemplated hereby.

6.

Collateral Matters.  The parties hereby agree that, with respect to any actions required to be taken pursuant to the Agreed Security Principles or any other Collateral requirements in the Loan Documents, such actions shall be taken within sixty (60) days of the Incremental Facility Closing Date or such later date agreed by the Administrative Agent.

7.	Reaffirmation of the Loan Parties; Reference to and Effect on the Credit Agreement and the other Loan Documents.
(a)

Each Loan Party hereby consents to the amendment of the Existing Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests and/or guarantees granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents shall (i) continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents and (ii) extend to all amounts made available to the Borrower under this Agreement, in each case, as and to the extent provided in the Loan Documents. Except as specifically amended by this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force.

(b)

Except to the extent expressly set forth in this Agreement, the execution, delivery and performance of this Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(c)

On and after the Incremental Facility Closing Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended, supplemented and otherwise modified by this Agreement.

8.	Recordation of the New Loans. Upon the Incremental Facility Closing Date, the Administrative Agent will record the Tranche B Term Loans made by each Tranche B Term Lender in the Register.
9.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.01 of the Credit Agreement.
10.

Entire Agreement. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Tranche B Term Lenders constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents (other than as set forth in Section 10.07(a) of the Credit Agreement). This Agreement shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Loan Documents shall, to the extent not paid on or prior to the Incremental Facility Closing Date, continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

11.	GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
12.

Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.

Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement. Each party hereto that has executed this Agreement through electronic means represents and warrants to the other parties hereto that it has the requisite corporate or other organizational capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in such party’s constitutive documents. Except as provided in Section 3, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

14.

WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 14 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

15.	Loan Document. On and after the Incremental Facility Closing Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

BORROWER:

GBT GROUP SERVICES B.V.

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorized Signatory

GUARANTORS:

GBT EURO TRAVEL HOLDINGS B.V.

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorized Signatory

GBT II B.V.

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorized Signatory

GBT III B.V.

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorized Signatory

HOGG ROBINSON HOLDINGS B.V.

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorized Signatory

[Signature Page to GBT Incremental Agreement and Reaffirmation]

GUARANTORS (CONT’D):

EXECUTIVE TRAVEL ASSOCIATES LLC

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorized Signatory

GBT US III LLC

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorized Signatory

GBT US LLC

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorized Signatory

HOGG ROBINSON USA HOLDINGS INC.

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorized Signatory

HOGG ROBINSON USA LLC

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorized Signatory

[Signature Page to GBT Incremental Agreement and Reaffirmation]

GUARANTORS (CONT’D):

FARNBOROUGH LIMITED

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorised Signatory

GBT TRAVEL SERVICES UK LIMITED

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorised Signatory

GBT UK TOPCO LIMITED

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorised Signatory

GLOBAL BUSINESS TRAVEL HOLDINGS LIMITED

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorised Signatory

HOGG ROBINSON (TRAVEL) LIMITED

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorised Signatory

[Signature Page to GBT Incremental Agreement and Reaffirmation]

GUARANTORS (CONT’D):

HOGG ROBINSON GROUP LIMITED

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorised Signatory

HOGG ROBINSON LIMITED

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorised Signatory

HOGG ROBINSON MONEY MATTERS LIMITED

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorised Signatory

HRG DEBTCO LIMITED

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Authorised Signatory

[Signature Page to GBT Incremental Agreement and Reaffirmation]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and Collateral Agent

By:	/s/ Lisa Hanson
	Name:	Lisa Hanson
	Title:	VP

[Signature Page to GBT Incremental Agreement and Reaffirmation]

TRANCHE B TERM LENDERS:

HPS SPECIALTY LOAN FUND V, L.P., as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

HPS SPECIALTY LOAN FUND V-L, L.P., as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

SLIF V-L HOLDINGS, LLC, as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

SPECIALTY LOAN FUND 2016, L.P., as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

SPECIALTY LOAN ONTARIO FUND 2016, L.P., as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

[Signature Page to GBT Incremental Agreement and Reaffirmation]

CST SPECIALTY LOAN FUND, L.P., as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

MORENO STREET DIRECT LENDING FUND, L.P., as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

SPECIALTY LOAN VG FUND, L.P., as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

HPS DPT DIRECT LENDING FUND, L.P., as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

FALCON CREDIT FUND, L.P., as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

[Signature Page to GBT Incremental Agreement and Reaffirmation]

RELIANCE STANDARD LIFE INSURANCE COMPANY, as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

SAFETY NATIONAL CASUALTY CORPORATION, as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

PHILADELPHIA INDEMNITY INSURANCE COMPANY, as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

TMD-DL HOLDINGS, LLC, as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

HOUSTON CASUALTY COMPANY, as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

[Signature Page to GBT Incremental Agreement and Reaffirmation]

SPECIALTY LOAN FUND – CX – 2, L.P., as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

CACTUS DIRECT LENDING FUND, L.P., as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

PRIVATE LOAN OPPORTUNITIES FUND, L.P., as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

RED CEDAR FUND 2016, L.P., as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

PACIFIC INDEMNITY COMPANY, as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

[Signature Page to GBT Incremental Agreement and Reaffirmation]

PRESIDIO LOAN FUND, L.P., as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

LINCOLN INVESTMENT SOLUTIONS, INC., as a Lender
By: HPS Investment Partners, LI,C, its Investment Manager

By:	/s/ Vikas Keswani
	Name:	Vikas Keswani
	Title:	Managing Director

[Signature Page to GBT Incremental Agreement and Reaffirmation]

SCHEDULE 2.01(c)

TRANCHE B TERM COMMITMENTS

(AS OF THE TRANCHE B INCREMENTAL FACILITY CLOSING DATE)

Lender	Tranche B Term Commitment	Pro Rata Share
HPS Specialty Loan Fund V, L.P.	$68,820,806.39	17.205201598%
HPS Specialty Loan Fund V-L, L.P.	$88,988,837.26	22.247209315%
SLIF V-L Holdings, LLC	$59,124,274.13	14.781068533%
Specialty Loan Fund 2016, L.P.	$31,215,000.00	7.803750000%
Specialty Loan Ontario Fund 2016, L.P.	$4,500,150.00	1.125037500%
CST Specialty Loan Fund, L.P.	$7,126,401.43	1.781600358%
Moreno Street Direct Lending Fund, L.P.	$5,355,000.00	1.338750000%
Specialty Loan VG Fund, L.P.	$19,405,470.57	4.851367643%
HPS DPT Direct Lending Fund, L.P.	$7,500,000.00	1.875000000%
Falcon Credit Fund, L.P.	$4,545,000.00	1.136250000%
Reliance Standard Life Insurance Company	$11,615,335.67	2.903833918%
Safety National Casualty Corporation	$9,956,002.00	2.489000500%
Philadelphia Indemnity Insurance Company	$6,637,334.67	1.659333668%
TMD-DL Holdings, LLC	$3,318,667.33	0.829666833%
Houston Casualty Company	$1,659,333.67	0.414833418%
Specialty Loan Fund – CX – 2, L.P.	$7,545,300.00	1.886325000%
Cactus Direct Lending Fund, L.P.	$12,781,875.00	3.195468750%
Private Loan Opportunities Fund, L.P.	$9,754,500.00	2.438625000%
Red Cedar Fund 2016, L.P.	$3,759,375.00	0.939843750%
Pacific Indemnity Company	$8,750,000.00	2.187500000%
Presidio Loan Fund, L.P.	$17,641,336.88	4.410334220%
Lincoln Investment Solutions, Inc.	$10,000,000.00	2.500000000%
TOTAL	$400,000,000.00	100%